                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                      of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 25, 1997

                                 RADIUS INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                  California
                ----------------------------------------------
                (State or other jurisdiction of incorporation)

       0-18690                                      68-0101300
     -----------                                   -------------
     (Commission                                   (IRS Employer
     File Number)                                Identification No.)

                215 Moffett Park Drive, Sunnyvale, CA  94089
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)

     Registrant's telephone number, including area code: (408) 541-6100

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

    On August 25, 1997 and August 29, 1997, Radius Inc. (the "Company") sold an aggregate of 875,000 and 121,875 shares, respectively, of the 1,741,127 shares of Splash Technology Holdings, Inc. ("Splash") Common Stock owned by the Company. These shares were sold pursuant to an underwritten public offering of an aggregate of 3,250,000 shares of Common Stock of Splash by Splash and certain other stockholders of Splash.

    The shares of Splash Common Stock were sold to the underwriters at a price of $30.875 per share (including underwriting discount) for aggregate net proceeds to the Company of $30.8 million. The Company used $21.9 million of such proceeds to repay all outstanding indebtedness of the Company under its term loan agreement with IBM Credit Corp. ("IBM Credit"), used $3.4 million of such proceeds to redeem all of the Company's outstanding Series A Preferred Stock (all of which shares were held by IBM Credit) and used $5.5 million of such proceeds to repay principal outstanding of $6.8 million on the working capital line of credit with IBM Credit.

    After the completion of the sale of these shares of Splash Common Stock, the Company continues to own 744,252 shares of Splash Common Stock.


ITEM 5:  OTHER EVENTS

    In connection with the repayment of its term loan agreement and the redemption of the Company's Series A Preferred Stock with the proceeds of the sale of the Splash Common Stock described above, the Company entered into an amended working capital line of credit for $5.0 million that is secured by the remaining shares of Splash Common Stock held by the Company.

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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(b) PRO FORMA FINANCIAL INFORMATION.

    Set forth below is the Company's Unaudited Pro Forma Consolidated Balance Sheet at June 30, 1996 reflecting the sale of the Splash Stock.

    The Unaudited Pro Forma Balance Sheet as of June 30, 1997 reflects (i) the sale of 996,875 shares of Common Stock of Splash Technology Holdings, Inc. at a sales price of $30.875 per share, which includes underwriting discount (for total proceeds to the Company of $30.8 million), (ii) the application of the proceeds from such sale to repay all of the outstanding $21.9 million indebtedness to IBM Credit under a term loan agreement, (iii) application of $3.4 million in proceeds to redeem all of the outstanding shares of Series A Preferred Stock of the Company held by IBM Credit pursuant to the terms of such Series A Preferred Stock, (iv) application of $4.9 million in proceeds to the principal outstanding on the working capital line of credit with IBM Credit, and (v) the remaining $0.6 million of proceeds to cash for working capital purposes.

    The pro forma financial information does not purport to be indicative of the results of operations that would actually have been reported had the transactions underlying the pro forma adjustments actually been consummated on such dates or of the results of operations that may be reported by the Company in the future.

(c) EXHIBITS

    10.01 Underwriting Agreement dated as of August 19, 1997 among Splash Technology Holdings, Inc., Selling Stockholders named therein and Alex. Brown & Sons Incorporated, Montgomery Securities and Piper Jaffray Inc.
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                                   RADIUS INC.
               UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                       JUNE 30,        PRO FORMA          TOTAL
                                                         1997         ADJUSTMENTS      AS ADJUSTED
                                                       ---------      -----------      -----------
ASSETS:
Current Assets:
  Cash                                                 $     766            575 (A)      $  1,341
  Accounts receivable, net                                 8,284                            8,284
  Inventories                                              3,642                            3,642
  Investment in Splash Technology Holdings, Inc. -
    current portion                                       30,163        (11,206)(B)        18,957
  Prepaid expenses and other current assets                  366                              366
                                                       ---------       --------         ---------
    Total current assets                                  43,221        (10,631)           32,590
Investment in Splash Technology Holdings, Inc. -
  noncurrent portion                                      21,940        (21,940)(B)             -
Property and equipment, net                                  335                              335
                                                       ---------       --------         ---------
                                                       $  65,496       $(32,571)          $32,925
                                                       ---------       --------         ---------
                                                       ---------       --------         ---------

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
  Accounts payable                                     $   6,675                          $ 6,675
  Accrued payroll and related expenses                     1,384                            1,384
  Accrued warranty costs                                     346                              346
  Other accrued liabilities                                1,775                            1,775
  Accrued income taxes                                     2,115                            2,115
  Accrued restructuring and other charges                     31                               31
  Short-term borrowings                                    4,841         (4,841)(A)             -
  Obligation under capital leases                            472                              472
                                                       ---------       --------         ---------
    Total current liabilities                             17,639         (4,841)           12,798

Long term borrowings                                      21,940        (21,940)(A)             -

Commitments and contingencies

Convertible preferred stock                                3,000         (3,000)(A)             -

Shareholders' equity
  Common stock                                           169,019           (225)(A)       168,794
  Unrealized gain on available-for-sale securities        52,103        (33,146)(B)        18,957
  Accumulated deficit                                   (198,245)        30,581 (C)      (167,664)
  Accumulated translation adjustment                          40                               40
                                                       ---------       --------         ---------
    Total shareholders' equity                            22,917         (2,790)           20,127
                                                       ---------       --------         ---------
                                                       $  65,496        (32,571)        $  32,925
                                                       ---------       --------         ---------
                                                       ---------       --------         ---------

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NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET
                                                                (in thousands)
                                                                --------------
(A) The application of the gain on the sale of shares of Common Stock of Splash Technology Holdings, Inc.
      is as follows:

        Gain on the sale (see C below)                             $ 30,581
        Redemption of convertible preferred stock                    (3,000)
        Repayment of long term borrowings                           (21,940)
        Repayment of short term borrowings (working capital
          line of credit)                                            (4,841)
        Dividend paid in Common Stock                                  (225)
                                                                   --------
        Cash remaining for working capital purposes                $    575
                                                                   --------
                                                                   --------

(B)  Reflects the value of 570,139 shares of Splash
     Common Stock or $19.0 million (based on a closing price of $33.25 per share as of June 30, 1997 and net of 174,113 shares subject to an option granted to IBM Credit) owned by the Company after the completion of the sale of an aggregate of 996,875 shares of Common Stock of Splash Technology
     Holdings, Inc., on August 25 and August 29, 1997.

(C) Represents the gain on the sale of shares of Common Stock of Splash Technology Holdings, Inc.

              Cash paid to Radius Inc.                             $ 30,779

              Series A Preferred Stock redemption fees and
              accrued dividend                                         (198)
                                                                   --------
                                                                   $ 30,581
                                                                   --------
                                                                   --------
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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 5, 1997
                                       RADIUS INC.

                                       By: /s/ Henry V. Morgan
                                           --------------------------------
                                           Henry V. Morgan
                                           Chief Financial Officer